UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02151

BANCROFT FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

BANCROFT FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  October 31, 2011

Date of reporting period:  October 31, 2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

Bancroft Fund Ltd.

2011 Annual Report
October 31, 2011

2011 Annual Report
October 31, 2011

Bancroft Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through October 31, 2011 with dividends reinvested

	Calendar		Annualized		10 Year
	YTD	1 Year	5 Years	10 Years	Volatility *
Bancroft market price	(4.15)%	0.01%	3.14%	3.97%	15.85%
Bancroft net asset value	(2.73)	1.63	2.55	4.07	13.09
Bank of America Merrill Lynch All U.S. Convertibles Index	(3.06)	1.03	3.03	5.61	13.51
S&P 500® Index	1.28	8.06	0.25	3.69	16.25

Bank of America Merrill Lynch All U.S. Convertibles Index and S&P 500® Index performance in the table above are from Bloomberg L.P. pricing service.

Bancroft’s performance in the table above has not been adjusted for the fiscal 2004 rights offering (net asset value dilution was 2.38%) or for the 2008 tender offer (the anti-dilutive effect was 0.85%). Performance data represents past results and does not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices
Qtr. Ended	High	Low	Close	High	Low	Close
1/31/11	$20.00	$18.63	$19.84	$17.58	$16.08	$17.41
4/30/11	20.58	19.59	20.58	18.00	16.99	18.00
7/31/11	20.52	19.36	19.57	18.05	16.83	16.83
10/31/11	19.53	16.78	18.48	16.83	14.21	15.85

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total	Corporate Deduction #
11/26/10	12/27/10	$0.2160	$—	$0.2160	23%
3/10/11	3/24/11	0.1275	—	0.1275	28
6/9/11	6/23/11	0.1275	—	0.1275	28
9/15/11	9/29/11	0.1275	—	0.1275	28
		$0.5985	$—	$0.5985

#	Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

To Our Shareholders

December 13, 2011

October provided some bounce after the U.S. and global equities markets endured their worst quarter in three years. The increased volatility of equity markets and continued decline in interest rates in the U.S. has affected the convertible securities market. A volatile equities market would normally induce companies to issue convertible securities, and investors to participate in these offerings eagerly. However, lower interest rates and corporate attempts to reduce debt actually have caused a drop-off in the issuance of convertible securities in 2011. This pattern is likely to continue until economic growth begins to pull interest rates up, something that is not likely to happen in the immediate future.

During the last fiscal year, Bancroft Fund Ltd. expanded its exposure to convertible preferred shares and mandatory convertible securities moving from 20.5% of the portfolio to 27.2%. Such issues make up 19.3% of the Bank of America Merrill Lynch All U.S. Convertibles Index (BAML Index); we anticipate that they will provide a higher yield than the bonds.

As of November 30, 2011, the cumulative value of the BAML Index was $194 billion, down from $232 billion at year end 2010. The index added 26 new issues worth $6.7 billion over the six months ended November 30, 2011. There are 521 issues in the BAML Index which represents over 90% of the dollar-dominated U.S. convertible securities market. The index has an average current yield of 3.61% and a premium-to-conversion value of 51%. The average equity sensitivity measure (parity delta) of the index has dropped further to 0.58, implying the index is less sensitive to stock price movement than it had been. We believe that convertible securities, taken in the aggregate, are fairly valued. There are, however, numerous issues that appear undervalued and should be considered individually.

Performance for the Fund’s fourth fiscal quarter of 2011 (ended October 31) was enhanced by exposure to the Pharmaceutical and Financial Services industries. Performance was held back, however, by the Fund’s exposure to the Energy and Automotive industries.

The Fund’s net asset value (NAV) outperformed the BAML Index for the calendar year-to-date, one- and five-year periods, but underperformed for the ten-year period ended October 31, 2011 (when the NAV is adjusted for the fiscal 2004 rights offering, the 2008 tender offer, and the fact that the index does not include expenses).

Bancroft seeks to provide total returns to shareholders that compare favorably to those provided by equity markets, but with less volatility. We therefore note that the Fund’s NAV and shares outperformed equities, as represented by the S&P 500® Index, for the five- and ten- year periods presented, and did so with lower 10-year volatility, as measured by standard deviation, than that experienced by the S&P 500® Index. The Fund’s NAV return was also less volatile than the BAML Index for the 10-year period, also as measured by standard deviation.

We have posted an updated version of our White Paper on Convertible Securities to our website. This document is intended to provide an understandable yet sophisticated introduction to the U.S. convertible securities market.

continued on the following page

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

To Our Shareholders (continued)

At its November 21, 2011 meeting, the Board of Trustees declared a distribution of $0.165 per share, consisting of undistributed net investment income. The distribution is payable on December 29, 2011 to shareholders of record on December 1, 2011.

The 2012 annual meeting of shareholders will be held on February 17, 2012. Information about the location of the meeting will be included in the proxy statement, scheduled to be mailed to shareholders on December 30, 2011. All shareholders are welcome to attend and we hope to see you there.

Thomas H. Dinsmore
Chairman of the Board

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets
EMC Corp.	$3,032,875	3.1%
EMC and its subsidiaries develop, deliver and support the information technology (IT) industry’s range of information infrastructure technologies and solutions.

Intel Corp.	2,661,875	2.7
Intel is a semiconductor chip maker. The company is engaged in developing advanced integrated digital technology products, primarily integrated circuits, for industries such as computing and communications.

Equinix, Inc.	2,335,000	2.4
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

Chesapeake Energy Corp.	2,300,000	2.3
Produces oil and natural gas. The company’s operations are focused on developmental drilling and producing property acquisitions in onshore natural gas producing areas of the United States and Canada.

Nuance Communications, Inc.	2,253,750	2.3
Nuance is a provider of speech, imaging and keypad solutions for businesses, organizations and consumers worldwide. The company’s solutions are used for tasks and services, such as requesting information from a phone-based, self-service solution, dictating medical records, searching the mobile Web by voice, entering a destination into a navigation system, or working with portable document format (PDF) documents.

Wells Fargo & Company	2,112,300	2.2
Wells Fargo is a diversified financial services company, providing retail, commercial and corporate banking services through banking stores located in 39 states and the District of Columbia.

Vale S.A.	1,859,800	1.9
Vale produces and sells iron ore, pellets, manganese, alloys, gold, bauxite and alumina. The company is based in Brazil, where it owns and operates railroads and maritime terminals.

SBA Communications Corp.	1,784,375	1.8
SBA owns and operates wireless communications infrastructure in the United States. The company offers both site leasing and site development services.

Gilead Sciences, Inc.	1,702,500	1.7
Gilead is a biopharmaceutical company, focusing on the development and commercialization of human therapeutics for life threatening diseases.

General Motors Company	1,662,400	1.7
GM develops, produces and markets cars, trucks and parts worldwide. The company also provides automotive financing services through General Motors Financial Company, Inc.

Total	$21,704,875	22.1%

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Major Industry Exposure

% Total
Net Assets

Energy	11.9%
Telecommunications	10.2
Pharmaceuticals	10.1
Financial Services	8.6
Semiconductors	8.0
Computer Software	6.6
Banking/Savings and Loan	6.1
Metals and Mining	5.5
Healthcare	5.3
Computer Hardware	3.8

Total	76.1%

Major Portfolio Changes by underlying common stock
Six months ended October 31, 2011

ADDITIONS	REDUCTIONS

Alaska Communications Systems, Inc.	Alliant Techsystems, Inc.

Chart Industries, Inc.	Annaly Capital Management, Inc.

Chesapeake Energy Corp.	Cephalon, Inc.

Electronic Arts, Inc.	Comtech Telecommunications Corp.

Endeavour International Corp.	GT Advanced Technologies, Inc.

General Cable Corp.	Hartford Financial Services

Insulet Corp.	Integra LifeSciences Holdings Corp.

Integra LifeSciences Holdings Corp.	Kinetic Concepts, Inc.

JinkoSolar Holding Co., Ltd.	LAM Research Corp.

LAM Research Corp.	McMoRan Exploration Co.

Linear Technology Corp.	Micron Technology, Inc.

MetLife, Inc.	Mylan, Inc.

Micron Technology, Inc.	Nuance Communications, Inc.

Mylan, Inc.	Oil States International, Inc.

Regeneron Pharmaceuticals, Inc.	Old Republic International Corp.

United Continental Holdings, Inc.	United Continental Holdings, Inc.

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments October 31, 2011

	Principal Amount	Identified Cost	Value (Note 1)
CONVERTIBLE BONDS AND NOTES - 68.7%

Aerospace and Defense - 0.6%
Kaman Corp., 3.25%, Due 11/15/17, (BBB)	$500,000	$527,515	$581,875

Automotive - 1.6%
A123 Systems, Inc., 3.75%, Due 4/15/16, (BB)	1,000,000	1,000,000	637,500
Titan International, Inc., 5.625%, Due 1/15/17, (B)	375,000	386,658	913,125
		1,386,658	1,550,625
Computer Hardware - 3.8%
EMC Corp., 1.75%, Due 12/1/13, (A)	1,900,000	2,028,036	3,032,875
NetApp, Inc., 1.75%, Due 6/1/13, (A)	500,000	592,517	688,750
		2,620,553	3,721,625
Computer Software - 6.6%
Digital River, Inc., 2.00%, Due 11/1/30, (BB)	1,000,000	1,000,000	835,000
Electronic Arts, Inc., 0.75%, Due 7/15/16, (BBB) (1)	500,000	499,166	511,250
Microsoft Corp., 0%, Due 6/15/13, (AAA) (2)	500,000	500,000	510,000
Nuance Communications, Inc., 2.75%, Due 8/15/27, (BB)	1,500,000	1,596,045	2,253,750
RightNow Technologies, Inc., 2.50%, Due 11/15/30, (NR)	250,000	250,000	363,438
Rovi Corp., 2.625%, Due 2/15/40, (BBB)	750,000	854,293	949,688
THQ, Inc., 5.00%, Due 8/15/14, (BB)	750,000	712,209	655,312
WebMD Health Corp., 2.50%, Due 1/31/18, (BBB)	500,000	495,523	441,875
		5,907,236	6,520,313
Construction Material - 0.6%
Cemex, S.A.B. de C.V., 4.875%, Due 3/15/15, (NR)	1,000,000	1,029,552	617,500

Consumer Goods - 0.8%
Iconix Brand Group, Inc., 2.50%, Due 6/1/16, (A) (1)	500,000	493,567	480,000
Regis Corp., 5.00%, Due 7/15/14, (BB)	250,000	250,000	312,812
		743,567	792,812
Data Processing - 0.7%
CSG Systems International, Inc., 3.00%, Due 3/1/17, (BBB)	750,000	755,577	690,000

Energy - 5.7%
Endeavour International Corp., 5.50%, Due 7/15/16, (BB) (1)	500,000	500,000	438,125
Goodrich Petroleum Corp., 5.00%, Due 10/1/29, (CCC)	1,000,000	1,014,053	946,250
JinkoSolar Holding Co., Ltd., 4.00%, Due 5/15/16, (NR) (1)	1,000,000	1,000,000	538,750
Oil States International, Inc., 2.375%, Due 7/1/25, (BB)	250,000	209,249	552,188
Renesola Ltd., 4.125%, Due 3/15/18, (NR) (1)	500,000	500,000	264,400
SunPower Corp., 4.75%, Due 4/15/14, (BB)	500,000	542,826	433,125
SunPower Corp., 4.50%, Due 3/15/15, (NR)	1,250,000	1,269,606	1,064,062
Transocean, Inc., 1.50%, Due 12/15/37, (BBB)	500,000	461,878	488,125
Trina Solar Ltd., 4.00%, Due 7/15/13, (NR)	1,000,000	926,938	836,250
		6,424,550	5,561,275
Financial Services - 5.6%
Annaly Capital Management, Inc., 4.00%, Due 2/15/15, (NR)	750,000	743,121	870,000
BGC Partners, Inc., 4.50%, Due 7/15/16, (BBB) (1)	250,000	250,000	235,312
Euronet Worldwide, Inc., 3.50%, Due 10/15/25, (BB) (3)	1,000,000	1,377,466	1,001,250
Knight Capital Group, Inc., 3.50%, Due 3/15/15, (NR) (1)	750,000	751,285	705,938
National Financial Partners Corp., 4.00%, Due 6/15/17, (NR)	750,000	750,000	923,438
Old Republic International Corp., 8.00%, Due 5/15/12, (BBB)	750,000	763,725	750,938
Tower Group, Inc., 5.00%, Due 9/15/14, (NR)	1,000,000	1,066,438	1,056,300
		5,702,035	5,543,176
Foods - 0.4%
Chiquita Brands International, Inc. 4.25%, Due 8/15/16, (B)	500,000	487,319	441,250

Healthcare - 5.3%
Chemed Corp., 1.875%, Due 5/15/14, (AA)	890,000	881,444	911,137
China Medical Technologies, Inc., 4.00%, Due 8/15/13, (NR)	1,100,000	1,076,867	786,500
Insulet Corp., 3.75%, Due 6/15/16, (BB)	500,000	505,269	471,250
Integra LifeSciences Holdings Corp., 2.375%, Due 6/1/12, (BBB) (1)	567,000	558,247	562,039

See accompanying notes to financial statements

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments October 31, 2011 (continued)

	Principal Amount	Identified Cost	Value (Note 1)
CONVERTIBLE BONDS AND NOTES - continued

Healthcare - continued
Integra LifeSciences Holdings Corp., 1.625%, Due 12/15/16, (BBB) (1)	$750,000	$718,432	$658,125
Kinetic Concepts, Inc., 3.25%, Due 4/15/15, (BB)	500,000	479,679	723,750
Sonosite, Inc., 3.75%, Due 7/15/14, (BBB)	1,000,000	1,007,422	1,075,000
		5,227,360	5,187,801
Machinery - 0.6%
Chart Industries, Inc., 2.00%, Due 8/1/18, (B)	500,000	502,720	547,500

Metals and Mining - 3.2%
Jaguar Mining, Inc., 4.50%, Due 11/1/14, (BB)	525,000	523,620	413,438
Kaiser Aluminum Corp., 4.50%, Due 4/1/15, (BB)	1,000,000	1,017,165	1,169,300
Northgate Minerals Corp., 3.50%, Due 10/1/16, (NR)	500,000	500,000	590,625
RTI International Metals, Inc., 3.00%, Due 12/1/15, (BB)	475,000	499,829	509,438
United States Steel Corp., 4.00%, Due 5/15/14, (BB)	375,000	530,560	411,562
		3,071,174	3,094,363
Pharmaceuticals - 10.1%
Amgen, Inc., 0.375%, Due 2/1/13, (A)	1,000,000	995,595	993,750
Amylin Pharmaceuticals, Inc., 3.00%, Due 6/15/14, (BB)	500,000	463,868	450,000
Cubist Pharmaceuticals, Inc., 2.25%, Due 6/15/13, (AA)	750,000	743,662	986,250
Endo Pharmaceuticals Holdings, 1.75%, Due 4/15/15, (BB)	750,000	665,415	935,625
Gilead Sciences, Inc., 1.00%, Due 5/1/14, (A)	750,000	773,985	832,500
Gilead Sciences, Inc., 1.625%, Due 5/1/16, (A)	750,000	790,667	870,000
Millipore Corp. (Merck KGA), 3.75%, Due 6/1/26, (BBB) (3,4)	750,000	763,407	891,000
Mylan, Inc., 1.25%, Due 3/15/12, (BB)	500,000	501,297	505,000
Mylan, Inc., 3.75%, Due 9/15/15, (BB)	500,000	773,888	810,625
Onyx Pharmaceuticals, Inc., 4.00%, Due 8/15/16, (BBB)	500,000	514,850	655,625
Regeneron Pharmaceuticals, Inc., 1.875%, Due 10/1/16, (NR) (1)	1,000,000	980,107	938,800
Salix Pharmaceuticals, Inc., 2.75%, Due 5/15/15, (A)	500,000	523,235	521,250
United Therapeutics Corp., 1.00%, Due 9/15/16, (NR) (1)	500,000	500,000	548,125
		8,989,976	9,938,550
Real Estate - 1.7%
Corporate Office Properties Trust, 4.25%, Due 4/15/30, (NR)	500,000	495,249	469,375
Lexington Realty Trust, 6.00%, Due 1/15/30, (NR)	1,000,000	1,000,000	1,212,500
		1,495,249	1,681,875
Semiconductors - 8.0%
Intel Corp., 2.95%, Due 12/15/35, (A) (3)	1,000,000	1,201,150	1,077,500
Intel Corp., 3.25%, Due 8/1/39, (A)	1,250,000	1,368,720	1,584,375
Linear Technology Corp., 3.00%, Due 5/1/27, (NR)	500,000	520,925	525,625
Mentor Graphics Corp., 4.00%, Due 4/1/31, (BBB) (1)	250,000	253,376	234,688
Micron Technology, Inc., 1.50%, Due 8/1/31, (BB) (1)	625,000	579,614	520,312
Micron Technology, Inc., 1.875%, Due 8/1/31, (BB) (1)	750,000	699,790	619,688
Novellus Systems, Inc., 2.625%, Due 5/15/41, (A) (1,3)	500,000	504,066	520,625
Photronics, Inc., 3.25%, Due 4/1/16, (A) (1)	500,000	495,123	481,875
Rudolph Technologies, Inc., 3.75%, Due 7/15/16, (AA) (1)	500,000	500,000	438,125
SanDisk Corp., 1.50%, Due 8/15/17, (BB)	1,000,000	997,378	1,198,750
Xilinx, Inc., 2.625%, Due 6/15/17, (NR)	500,000	562,633	642,500
		7,682,775	7,844,063
Telecommunications - 9.3%
Alaska Communications Systems, Inc., 6.25%, Due 5/1/18, (BB) (1)	1,000,000	915,637	903,750
Anixter International, Inc., 1.00%, Due 2/15/13, (B)	500,000	515,293	559,375
Equinix, Inc., 3.00%, Due 10/15/14, (B)	1,500,000	1,584,844	1,651,875
Equinix, Inc., 4.75%, Due 6/15/16, (B)	500,000	613,571	683,125
Finisar Corp., 5.00%, Due 10/15/29, (NR)	75,000	77,056	162,281
General Cable Corp., 4.50%, Due 11/15/29, (B)	780,000	933,175	801,450
Interdigital, Inc., 2.50%, Due 3/15/16, (A) (1)	625,000	664,207	664,062
NII Holdings, Inc., 3.125%, Due 6/15/12, (B)	1,000,000	987,060	1,007,500
SBA Communications Corp., 4.00%, Due 10/1/14, (BBB)	500,000	677,991	696,875
SBA Communications Corp., 1.875%, Due 5/1/13, (BBB)	1,000,000	1,019,072	1,087,500
TeleCommunication Systems, Inc., 4.50%, Due 11/1/14, (BB)	1,000,000	961,699	883,750
		8,949,605	9,101,543

See accompanying notes to financial statements

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments October 31, 2011 (continued)

	Principal Amount	Identified Cost	Value (Note 1)
CONVERTIBLE BONDS AND NOTES - continued

Transportation - 2.0%
Dryships, Inc., 5.00%, Due 12/1/14, (NR)	$750,000	$750,000	$562,500
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16, (BB)	875,000	876,363	849,844
Ultrapetrol (Bahamas) Ltd., 7.25%, Due 1/15/17, (NR) (1)	750,000	757,864	563,438
		2,384,227	1,975,782
Travel & Leisure - 2.1%
Home Inns & Motels Management, 2.00%, Due 12/15/15, (NR)	500,000	500,000	449,375
MGM Resorts International, 4.25%, Due 4/15/15, (CCC)	750,000	758,725	751,875
Morgans Hotel Group Co., 2.375%, Due 10/15/14, (BB)	1,000,000	1,011,998	835,000
		2,270,723	2,036,250

Total Convertible Bonds and Notes		66,158,371	67,428,178

Corporate Bonds - 0.2%

Financial Services - 0.2%
Lehman Brothers Holdings, Inc., 1.00%, Due 3/23/09, (NR) (5)	1,500,000	1,648,286	225,000

Convertible Preferred Stocks - 14.3%
	Shares
Banking/Savings and Loan - 6.1%
Bank of America Corp., 7.25%, (BB)	1,600	1,390,555	1,369,600
Fifth Third Bancorp, 8.50%, (BB)	9,750	1,370,200	1,387,912
New York Community Capital Trust V, 6.00%, (BB)	24,000	995,213	1,075,200
Wells Fargo & Co., 7.50%, (A)	2,000	1,262,262	2,112,300
		5,018,230	5,945,012
Energy - 3.0%
ATP Oil & Gas Corp., 8.00%, (NR)	10,000	951,875	606,250
Chesapeake Energy Corp., 5.00%, (B)	25,000	2,264,505	2,300,000
Whiting Petroleum Corp., 6.25%, (B)	131	13,075	29,594
		3,229,455	2,935,844
Foods - 0.7%
Bunge Ltd., 4.875%, (BB)	7,500	669,375	736,350

Real Estate - 0.5%
Health Care REIT, Inc., 6.50%, (BB)	10,000	500,000	504,400

Retail - 0.8%
Amerivon Holdings LLC, (NR) (1,4,6)	583,667	1,500,000	775,121
Amerivon Holdings LLC, (NR) (1,4,6)	272,728	—	2,727
		1,500,000	777,848
Telecommunications - 0.9%
Crown Castle International Corp., 6.25%, (B)	16,000	975,998	928,000

Tools - 1.2%
Stanley Black & Decker, Inc., 4.75%, (BBB)	10,000	1,060,250	1,144,700

Utilities - 1.1%
PPL Corp., 9.50%, (NR)	18,500	1,002,114	1,051,725

Total Convertible Preferred Stocks		13,955,422	14,023,879

See accompanying notes to financial statements

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments October 31, 2011 (continued)

	Shares	Identified Cost	Value (Note 1)
MANDATORY CONVERTIBLE SECURITIES - 12.9% (7)

Automotive - 1.7%
General Motors Co., 4.75%, Due 12/1/13, (NR)	40,000	$2,063,356	$1,662,400

Data Processing - 0.4%
Unisys Corp., 6.25%, Due 3/1/14, (B)	5,000	471,589	386,700

Energy - 3.3%
Apache Corp., 6.00%, Due 8/1/13, (A)	25,000	1,401,796	1,407,500
Great Plains Energy, Inc., 12.00%, Due 6/15/12, (NR) (3)	20,000	1,042,307	1,288,000
UBS AG Exchangeable Note (GTAT), 6.75%, Due 9/15/13, (AA)	20,000	500,000	523,000
		2,944,103	3,218,500
Financial Services - 2.7%
Citigroup, Inc., 7.50%, Due 12/15/12, (A)	14,000	1,569,808	1,330,560
MetLife, Inc., 5.00%, Due 10/8/14, (BBB)	20,000	1,519,450	1,358,200
		3,089,258	2,688,760
Foods - 0.6%
2009 Dole Food ACES Trust, 7.00%, Due 11/1/12, (NR)	60,000	594,561	612,186

Home Building - 0.2%
Beazer Homes USA, Inc., 7.25%, Due 8/15/13, (CCC)	17,500	437,500	194,425

Metals and Mining - 2.4%
AngloGold Ashanti Ltd., 6.00%, Due 9/15/13, (NR)	5,900	298,465	302,434
UBS AG Exchangeable Note (SWC), 9.375%, Due 6/15/12, (AA)	12,000	305,760	184,440
Vale Capital II (Vale S.A.), 6.75%, Due 6/15/12, (NR)	25,700	2,147,656	1,859,800
		2,751,881	2,346,674
Transportation - 0.6%
2010 Swift Mandatory Common Exchange Security Trust, 6.00%, Due 12/31/13, (NR)	60,000	710,850	562,800

Utilities - 1.0%
NextEra Energy, Inc., 7.00%, Due 9/1/13, (NR)	20,000	1,002,500	1,025,800

TOTAL MANDATORY CONVERTIBLE SECURITIES (7)		14,065,598	12,698,245

Total Convertible Bonds and Notes - 68.7%		$66,158,371	$67,428,178
Total Corporate Bonds and Notes - 0.2%		1,648,286	225,000
Total Convertible Preferred Stocks - 14.3%		13,955,422	14,023,879
Total Mandatory Convertible Securities - 12.9%		14,065,598	12,698,245
Total Investments - 96.1%		$95,827,677	94,375,302

Other Assets and Liabilities, Net - 3.9%			3,833,157
Total Net Assets - 100.0%			$98,208,459

See accompanying notes to financial statements

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments October 31, 2011 (continued)

(1)
Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at October 31, 2011 was $11,605,278, which represented 11.8% of the Fund’s net assets.

(2)	Non-income producing security.

(3)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(4)
Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $1,668,848 at October 31, 2011, which represented 1.7% of the Fund’s net assets.

(5)	Security in default.

(6)
Restricted securities include securities that have not been registered under the Securities Act and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of October 31, 2011, the Fund was invested in the following restricted securities:

				Price		% Net
Security	Acquisition Date	Shares	Cost	per Share	Value	Assets
Amerivon Holdings LLC	April 1, 2010	583,667	$1,500,000	$1.328	$775,121	0.8%
series A cv. pfd.
Amerivon Holdings LLC	April 1, 2010	272,728	—	0.010	2,727	0.0%
common equity units

(7)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(h).

Portfolio Ratings:
          Where a security is rated by Standard & Poor’s (S&P), such rating appears in parentheses next to such security (but without any applicable + or - that might apply).

          Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings to be functionally equivalent to one another, the S&P rating appears in parentheses next to such security (but without any applicable + or - that might apply).

          Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings not to be functionally equivalent to one another, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply).

          Where a security is not rated by S&P, but is rated by at least one other ratings agency, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply). NR is used whenever a rating is unavailable.
Summary of Portfolio Ratings *

% of
Portfolio
AAA	1
AA	3
A	18
BBB	14
BB	26
B	11
CCC & below	2
Not Rated	25

* Excludes equity securities and cash.

See accompanying notes to financial statements

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

October 31, 2011
Assets:
Investments at value (cost $95,827,677) (Note 1)	$94,375,302
Cash	1,010,694
Receivable for securities sold	2,276,782
Dividends and interest receivable	725,442
Other assets	28,495
Total assets	98,416,715
Liabilities:
Payable for securities purchased	171,865
Accrued expenses	36,391
Total liabilities	208,256

Net Assets:	$98,208,459
Net Assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$53,155
Additional paid-in capital	110,331,778
Undistributed net investment income	177,499
Accumulated net realized loss from investment transactions	(10,901,598)
Unrealized depreciation on investments	(1,452,375)
Net Assets	$98,208,459
Net asset value per share ($98,208,459 ÷ 5,315,510 outstanding shares)	$18.48

Statement of Operations
For the Year Ended October 31, 2011

Investment Income (Note 1):
Interest	$1,906,833
Dividends	1,805,409
Total Income	3,712,242
Expenses (Note 2):
Management fee	768,860
Custodian	13,458
Transfer agent	30,724
Legal fees	63,194
Audit fees	39,100
Trustees’ fees	84,000
Administrative services fees	50,872
Reports to shareholders	30,311
Insurance	25,578
Other	45,298
Total Expenses	1,151,395
Net Investment Income	2,560,847
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions	3,200,560
Net unrealized appreciation of investments	(4,551,712)
Net loss on investments	(1,351,152)
Net Increase in Net Assets Resulting from Operations	$1,209,695

See accompanying notes to financial statements

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

For the Years Ended October 31, 2011 and 2010

	2011	2010
Change in net assets from operations:
Net investment income	$2,560,847	$3,117,791
Net realized gain from investment transactions	3,200,560	6,165,064
Net change in unrealized appreciation (depreciation) of investments	(4,551,712)	6,556,220
Net change in net assets resulting from operations	1,209,695	15,839,075

Distributions to shareholders from:
Net investment income	(3,173,778)	(3,716,553)

Capital share transactions (Note 3)	651,230	664,580

Change in net assets	(1,312,853)	12,787,102

Net assets at beginning of year	99,521,312	86,734,210

Net assets at end of year	$98,208,459	$99,521,312

Undistributed net investment income at end of year	$177,499	$688,004

Financial Highlights Selected data for a share of beneficial interest outstanding:

	Year Ended October 31,
	2011	2010	2009	2008	2007
Operating Performance:
Net asset value, beginning of year	$18.85	$16.57	$13.37	$24.35	$22.55
Net investment income	0.48	0.67	0.72	0.78	0.80
Net realized and unrealized gain (loss)	(0.25)	2.32	3.14	(9.12)	2.37
Total from investment operations.	0.23	2.99	3.86	(8.34)	3.17
Less Distributions:
Dividends from net investment income	(0.60)	(0.71)	(0.66)	(0.80)	(0.90)
Distributions from realized gains	—	—	—	(2.01)	(0.47)
Total distributions	(0.60)	(0.71)	(0.66)	(2.81)	(1.37)
Capital Share Transactions:
Anti-dilutive effect of tender offer	—	—	—	0.17	—
Net asset value, end of year	$18.48	$18.85	$16.57	$13.37	$24.35
Market value, end of year	$15.85	$16.43	$14.23	$11.30	$21.35
Total Return (a):
Market value (%)	0.01	20.9	33.1	(38.7)	18.3
Net asset value (%)	1.63	19.1	31.0	(37.5)	14.5
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$98,208	$99,563	$86,734	$69,404	$139,580
Ratio of expenses to average net assets (%)	1.1	1.2	1.3	1.2	1.1
Ratio of net investment income to average net assets (%)	2.5	3.3	5.1	3.7	3.5
Portfolio turnover rate (%)	43	65	79	55	80

(a)
Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

See accompanying notes to financial statements

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Bancroft Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification - Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted unadjusted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The net change in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2011 was ($23,345) and is included in net unrealized appreciation of investments on the Statement of Operations. Transfers into, or out of, Level 3 are valued utilizing values as of the end of the period. Transfers into Level 3 were due to a decline in market activity (e.g., frequency of trades), which resulted in a lack of available market inputs to determine price.

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of the Fund as of October 31, 2011:

	Level 1	Level 2	Level 3	Total

Investments in Securities:

Convertible Bonds and Notes	$—	$66,537,178	$891,000	$67,428,178
Convertible Preferred Stocks	—	13,246,031	777,848	14,023,879
Mandatory Convertible Securities	—	12,698,245	—	12,698,245
Corporate Bonds and Notes	—	225,000	—	225,000

Total Investments	$—	$92,706,454	$1,668,848	$94,375,302

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

	Convertible Bonds and Notes	Corporate Bonds and Notes	Convertible Preferred Stocks	Total

Beginning balance	$935,400	$—	$756,793	$1,692,193

Change in unrealized appreciation (depreciation)	(44,400)	—	21,055	(23,345)

Net transfers in/out of Level 3	—	—	—	—

Ending balance	$891,000	$—	$777,848	$1,668,848

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in an out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(d) Federal Income Taxes - The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately $0.04 per share for the twelve months ended October 31, 2011. In addition, Federal tax regulations require the Fund to reclassify realized gains (losses) on contingent payment debt instruments to interest income. At October 31, 2011, there were unrealized losses of approximately $0.02 per share on contingent payment debt instruments.

(f) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended October 31, 2011 and 2010 were as follows:

	2011	2010
Ordinary income	$3,173,778	$3,716,553
Net realized gain on investments	—	—
	$3,173,778	$3,716,553

At October 31, 2011, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$7,313,835
Unrealized depreciation	(9,325,594)
Net unrealized depreciation	(2,011,759)

Undistributed ordinary income	851,131
Capital loss carryforward	(11,015,846)
Total distributable net earnings	$(12,176,474)

Cost for federal income tax purposes	$96,387,061

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2011, the Fund had unused capital loss carryforwards of $11,015,846 which expire in 2017, available for federal income tax purposes to offset net realized capital gains.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds for tax purposes.

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(g) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Market Risk - It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $12,698,245 at October 31, 2011, representing 12.9% of net assets.

(i) Reclassification of Capital Accounts - Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. At October 31, 2011 the Fund increased net investment income by $102,426 and increased accumulated net realized loss on investments by $102,426.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 - PORTFOLIO ACTIVITY

At October 31, 2011, there were 5,315,510 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the twelve months ended October 31, 2011, 34,977 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $651,230.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $47,464,425 and $42,753,605, respectively, for the twelve months ended October 31, 2011.

NOTE 4 - SUBSEQUENT EVENTS

In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of
  Bancroft Fund Ltd.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Bancroft Fund Ltd. (the “Fund”) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bancroft Fund Ltd. as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 19, 2011

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Miscellaneous Notes

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the “Plan”). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 (the “Plan Agent”). You may also obtain information about the Plan, as well as the Plan application, by calling the Plan Agent toll free at (877) 208-9514. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker’s “street name” and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). For the first three fiscal quarter distributions, when the market price is lower, the Plan Agent will combine your dividends with those of other Plan participants and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service. For the fourth quarter distribution when the market price is lower, the Fund will issue shares at the market price.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Fund share certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant’s account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a share certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to the Plan participant’s address as shown on the Plan Agent’s records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a share certificate or certificates for the full shares held by the Plan Agent in the Plan participant’s account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant’s account based on the market price of the Fund’s shares on that date.

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Miscellaneous Notes (continued)

Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Bancroft delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedule is posted to the Fund’s public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at our website at www.bancroftfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

Declared Distribution
A distribution of $0.165 per share, derived from net investment income, was declared on November 21, 2011, payable December 29, 2011 to shareholders of record at the close of business December 1, 2011.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on the executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase its beneficial shares from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Trustees

Each trustee is also a trustee of Ellsworth Fund Ltd. (Ellsworth) (a closed-end management investment company). Dinsmore Capital Management Co. (Dinsmore Capital) is the Fund’s investment adviser and is also the investment adviser to Ellsworth. Because of this connection, the Fund and Ellsworth make up a Fund Complex. Therefore, each trustee oversees two investment companies in the Fund Complex.

Personal Information	Principal Occupation(s) During Past Five Years; Other Directorship(s)
INDEPENDENT TRUSTEES

Kinchen C. Bizzell, CFA 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2012 Trustee since 2008 - Born 1954	Senior Counselor with Burson-Marsteller (a global public relations and communications firm); Trustee of Ellsworth.

Elizabeth C. Bogan, Ph.D. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2012 Trustee since 1990 - Born 1944	Senior Lecturer in Economics at Princeton University; Trustee of Ellsworth.

Daniel D. Harding, CFA 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2014 Trustee since 2007 - Born 1952
Since 2008, managing partner of a private investment fund. Prior to 2008, Senior Advisor with Harding Loevner Management LP (an investment advisory firm); Trustee of Ellsworth; Director of Legg Mason Trust Co. (global asset management firm).

Nicolas W. Platt 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2013 Trustee since 1997 - Born 1953
Since May 2011, partner at Point Capital Partners, LLC, a private merchant bank. Formerly Managing Director, FD Americas, the Strategic Communications segment of FTI Consulting Inc. (an international consulting company)(March 2009 to May 2011) and Managing Director, Rodman & Renshaw, LLC (August 2006 to March 2009). Prior to August 2006, President of CNC-US (an international consulting company); Trustee of Ellsworth.

INTERESTED TRUSTEES
Thomas H. Dinsmore, CFA (1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2014 Trustee since 1986 Chairman of the Board since 1996 - Born 1953	Chairman and Chief Executive Officer of the Fund, Ellsworth and Dinsmore Capital; Trustee of Ellsworth and Director of Dinsmore Capital.

Jane D. O’Keeffe (1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2013 Trustee since 1995 - Born 1955	President of the Fund, Ellsworth and Dinsmore Capital; Trustee of Ellsworth and Director of Dinsmore Capital.

(1) Mr. Dinsmore and Ms. O’Keeffe are considered interested persons because they are officers and directors of Dinsmore Capital. They are brother and sister.

BANCROFT FUND LTD. 2011 ANNUAL REPORT TO SHAREHOLDERS

Principal Officers

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Trustees. Each officer holds office until the annual meeting to be held in 2012, and thereafter until his or her respective successor is duly elected and qualified.

Personal Information	Principal Occupation(s) During Past Five Years

Thomas H. Dinsmore, CFA(1,3,4) Trustee, Chairman and Chief Executive Officer Officer since 1984 Born 1953	Trustee, Chairman and Chief Executive Officer of the Fund, Ellsworth and Dinsmore Capital.

Jane D. O’Keeffe (1,4,5) Trustee and President Officer since 1994 Born 1955	Trustee and President of the Fund, Ellsworth and Dinsmore Capital.

Gary I. Levine (2) Executive Vice President, Chief Financial Officer and Secretary Officer since 1986 Born 1957	Executive Vice President and Chief Financial Officer of the Fund, Ellsworth and Dinsmore Capital since 2004. Secretary of the Fund, Ellsworth and Dinsmore Capital. Treasurer of Dinsmore Capital.

James A. Dinsmore, CFA (3,5) Vice President Officer since 2007 Born 1982	Vice President of the Fund, Ellsworth Fund and Dinsmore Capital since 2009.

H. Tucker Lake, Jr. (4) Vice President Officer since 1994 Born 1947	Vice President of the Fund, Ellsworth and Dinsmore Capital.

Germaine M. Ortiz (2) Vice President Officer since 1996 Born 1969	Vice President of the Fund, Ellsworth and Dinsmore Capital.

Mercedes A. Pierre Vice President and Chief Compliance Officer Officer since 1998 Born 1961	Vice President and Chief Compliance Officer of the Fund, Ellsworth and Dinsmore Capital since 2004.

(1) Mr. Thomas Dinsmore and Ms. O’Keeffe are brother and sister.
(2) Ms. Ortiz is the first cousin of Mr. Levine’s wife.
(3) Mr. Thomas Dinsmore is the father of Mr. James Dinsmore.
(4) Mr. Lake is the first cousin of Mr. Thomas Dinsmore and Ms. O’Keeffe.
(5) Ms. O’Keeffe is the aunt of Mr. James Dinsmore.

Board of Trustees	Internet
KINCHEN C. BIZZELL, CFA	www.bancroftfund.com
ELIZABETH C. BOGAN, Ph.D.	email: info@bancroftfund.com
THOMAS H. DINSMORE, CFA
DANIEL D. HARDING, CFA	Shareholder Services and Transfer Agent
JANE D. O’KEEFFE	American Stock Transfer & Trust Company, LLC
NICOLAS W. PLATT	6201 15th Avenue
Brooklyn, NY 11219
Officers	(877) 208-9514
THOMAS H. DINSMORE, CFA	www.amstock.com
Chairman of the Board and Chief Executive Officer
Investment Adviser
JANE D. O’KEEFFE	Dinsmore Capital Management Co.
President	65 Madison Avenue, Suite 550
Morristown, NJ 07960
GARY I. LEVINE	(973) 631-1177
Executive Vice President, Chief Financial Officer and Secretary
Custodian
JAMES A. DINSMORE, CFA	Brown Brothers Harriman & Co.
Vice President
Beneficial Share Listing
H. TUCKER LAKE, JR.	NYSE Amex Exchange Symbol: BCV
Vice President
Legal Counsel
GERMAINE M. ORTIZ	Ballard Spahr LLP
Vice President
Independent Registered Public Accounting Firm
MERCEDES A. PIERRE	Tait, Weller & Baker LLP
Vice President and Chief Compliance Officer

JUDITH M. DOUGHERTY
Assistant Vice President and Assistant Secretary

JOANN VENEZIA
Assistant Vice President

BANCROFT FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.bancroftfund.com

ITEM 2.  CODE OF ETHICS.

On April 16, 2007, the Board of Trustees of Bancroft Fund Ltd. (the “Fund”) adopted a code of ethics that applies to the Fund’s principal executive officer (the “PEO”) and principal financial officer (the “PFO”). The code of ethics is available on the Fund’s website at www.ellsworthfund.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Fund has determined that Trustee and Audit Committee Chair, Daniel D. Harding, who is “independent” as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Fund by its principal accountant, Tait, Weller & Baker LLP (“Tait Weller”), for professional services rendered to the Fund during the Fund’s last two fiscal years ended October 31, 2011 and 2010.

Fiscal Year-End October 31	Audit Fees (1)	Audit-Related Fees (2)	Tax Fees (3)	All Other Fees
2010	$35,100	$0	$3,000	$0
2011	$36,000	$0	$3,100	$0

(1)	The Fund’s Audit Committee pre-approves all Audit Fees, without exception.

(2)	The Fund’s Audit Committee pre-approves all Audit-Related Fees, with exceptions. For the Fund’s last two fiscal years ended October 31, 2011 and 2010, no Audit-Related Fees were approved by the Fund’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(3)	“Tax Fees” include those fees billed by Tait Weller in connection with its review of the Fund’s income tax returns for fiscal years 2010 and 2011. The Fund’s Audit Committee pre-approves all Tax Fees, with exceptions. For the Fund’s last two fiscal years ended October 31, 2010 and 2011, no Tax Fees were approved by the Fund’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services

During each of the last two fiscal years ended October 31, 2010 and 2011, Tait Weller did not provide any non-audit services to the Fund, with the exception of the services for which the Fund paid the Tax Fees noted above. Tait Weller did not provide any non-audit services to the Fund’s investment adviser, Dinsmore Capital Management Co. (“Dinsmore Capital”) or its affiliates or otherwise bill the Fund or Dinsmore Capital or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Fund by its independent registered public accountant before they are provided to the Fund.  Such pre-approval also includes the proposed fees to be charged by the independent registered public accountant for such services.  The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are “independent,” as such term is used in Form N-CSR.  Any such member’s decision to pre-approve audit and/or non-audit services and related fees is presented to the full Audit Committee, solely for informational purposes, at its next scheduled meeting.

The Audit Committee also pre-approves non-audit services to be provided by the Fund’s independent registered public accountant to the Fund’s investment adviser if the engagement relates directly to the operations and financial reporting of the Fund and if the Fund’s independent registered public accountant is the same as, or affiliated with, the investment adviser’s independent registered public accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the members of such committee are:

KINCHEN C. BIZZELL

ELIZABETH C. BOGAN, PH.D.

DANIEL D. HARDING (Chair)

(b) Not applicable.

ITEM 6.  INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers as of October 31, 2011 is included as part of the report to shareholders, filed under Item 1 of this certified shareholder report on Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Bancroft Fund Ltd.

Ellsworth Fund Ltd.

Dinsmore Capital Management Co.

Proxy Voting Guidelines

(Adopted March 26, 2009)

These proxy voting guidelines have been adopted by the Boards of Trustees of Bancroft Fund Ltd. and Ellsworth Fund Ltd. (collectively, the “Funds”), as well as by the Board of Directors of Dinsmore Capital Management Co. (“Dinsmore Capital”).

The Boards of Trustees of the Funds have delegated to Dinsmore Capital responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies. The Boards recognize that, due to the nature of the Funds’ investments, the Funds do not frequently receive proxies.

Dinsmore Capital exercises its voting responsibility with the overall goal of maximizing the value of the Funds’ investments. The portfolio managers at Dinsmore Capital oversee the voting policies and decisions for the Funds. In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A. Matters Related to the Board of Directors

    1. The Funds generally will support the election of nominees recommended by management for election as directors. In determining whether to support a particular nominee, Dinsmore Capital will consider whether the election of that nominee will cause a company to have less than a majority of independent directors.

    2. The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

    3. The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B. Matters Related to Independent Auditors

    1. The Funds generally will vote in favor of independent accountants approved by the company. Prior to such vote, however, Dinsmore Capital will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by the company to the independent auditors, and the nature of the non-audit services provided.

C. Corporate Governance Matters

    1. Except as provided in Section E.1, as a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti-takeover measures.

    2. Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management’s recommendations regarding routine matters, including the following:

        a. Fixing number of directors;

        b. Stock splits; and

        c. Change of state of incorporation for specific corporate purposes.

D. Matters Related to Equity-Based Compensation Plans

    1. The Funds generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

    2. The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E. Contested Matters

    1. Contested situations will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore Capital principally responsible for the particular portfolio security.

F. Miscellaneous Matters

    1. The Funds may in their discretion abstain from voting shares that have been recently sold.

    2. The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

    3. Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore Capital principally responsible for the particular portfolio security.

G. Material Conflicts of Interest

    1. Conflicts of interest may arise from time to time between Dinsmore Capital and the Funds. Examples of conflicts of interests include:

        a. Dinsmore Capital may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

        b. Dinsmore Capital or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

        c. Dinsmore Capital may hold a position in a security contrary to shareholder interests.

    2. If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds’ Audit Committee and counsel for independent trustees and the proxies will be voted in accordance with direction received from the Audit Committee.

H. Amendments

    1. Any proposed material amendment to these Guidelines shall be submitted for review and approval to:

        a. the Funds’ Board of Trustees, including a majority of the disinterested trustees; and

        b. the Adviser’s Board of Directors.

    2. Non-material amendments to these Guidelines may be made by the Chair of the Funds, upon consultation with counsel to the Funds and the Funds’ Chief Compliance Officer, and will be reported to the Funds’ Board of Trustees at their next scheduled in-person meeting.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) As of January 9, 2012, Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, Ms. Jane D. O’Keeffe, President, and Mr. James A. Dinsmore, Vice President, comprise the three-person portfolio management team of Bancroft Fund Ltd. (the “Fund”). Mr. Thomas H. Dinsmore has served as portfolio manager since 1996. Ms. O’Keeffe and Mr. James Dinsmore became co-portfolio managers on January 1, 2011.  Mr. Thomas H. Dinsmore is the lead member of the portfolio management team.

Since 1994, Ms. O’Keeffe has served as President of the Fund and of Dinsmore Capital (the “Advisor”), as well as Managing Director of Research for the Advisor. Mr. James A. Dinsmore has served as Vice President of the Fund and of the Advisor since 2007 and also has been a research analyst for the Advisor since 2004.

Messrs. Thomas H. Dinsmore and James A. Dinsmore and Ms. O’Keeffe receive investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio. Generally, the co-portfolio managers make decisions jointly about any transactions in the Fund’s portfolio, but each co-portfolio manager may do so independently as well.

(2) The portfolio management team comprised of Mr. Thomas H. Dinsmore, Ms. Jane D. O’Keeffe and Mr. James A. Dinsmore is also primarily responsible for the day-to-day management of one registered investment company, Ellsworth Fund Ltd. (“Ellsworth”), with total assets of $104,659,974 as of December 30, 2011. The portfolio management team does not manage any accounts or assets with performance-based advisory fees.  Mr. Thomas Dinsmore is Chairman and Chief Executive Officer, Ms. O’Keeffe is President and Mr. James Dinsmore is Vice President of Ellsworth. This information is as of January 9, 2012. The Fund and Ellsworth have similar investment objectives and strategies. As a result, material conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds.  To deal with these situations, the investment adviser for the Fund and Ellsworth have adopted Trade Allocation Procedures (the “Allocation Procedures”).  The Allocation Procedures set forth a method to allocate a partially filled order among the funds.  Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund’s intended trade or, if the order is subject to a minimum lot size, as closely as possibly to such an allocation.

The Allocation Procedures permit Dinsmore Capital to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the chief compliance officer of Dinsmore Capital.

(3) This information is as of January 9, 2012. The Portfolio Management team is compensated by Dinsmore Capital through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan. Their compensation is reviewed and approved by Dinsmore Capital’s Board of Directors annually. Their compensation may be adjusted from year to year based on the perception of Dinsmore Capital’s Board of Directors of the team’s overall performance and their management responsibilities. Their compensation is not based on (i) a formula specifically tied to the performance of the Fund or Bancroft, including performance against an index or (ii) the value of assets held in the Fund’s portfolio.

(4) As of January 9, 2012, Mr. Thomas Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $100,001-$500,000. Ms. O’Keeffe’s beneficial ownership in the Fund’s shares was also in the range of $100,001-$500,000. Mr. James Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $50,001-$100,000.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act, as amended (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or Item 10 of Form N-CSR.

ITEM 11.  CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning the effectiveness of controls and procedures:

(a) As of December 9, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the PEO and the PFO, to assess the effectiveness of the Fund’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of December 9, 2011, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable. See Fund’s response to Item 2, above.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   January 9, 2012

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   January 9, 2012